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                                                                     EXHIBIT 8.1

SUBSIDIARIES OF METSO CORPORATION

NAME                                                    COUNTRY OF INCORPORATION   OWNERSHIP %
----                                                    ------------------------   -----------
A Ekstroms Maskinaffar AB                               Sweden                        100
AAF Controle Ambiental Ltda                             Brazil                        100
AB Kranlyft                                             Sweden                        100
AbiaMatic AB                                            Sweden                        100
Allis Mineral Systems (UK) Ltd                          United Kingdom                100
Allis Mineral Systems Inc                               United States                 100
Allis-Chalmers Ltd                                      United Kingdom                100
Allodium AB                                             Sweden                        100
Babbitless Co (Great Britain) Ltd                       United Kingdom                100
Bothnia P & P Oy                                        Finland                       100
Brahan Millar Ltd                                       United Kingdom                100
Burleigh Marine International Ltd                       United Kingdom                100
Cable Belt Conveyors Pty Ltd                            South Africa                  100
Charlestown Engineering Ltd                             United Kingdom                100
Componenta AB                                           Sweden                        100
Componenta International (UK) Ltd                       United Kingdom                100
Compusystems Oy                                         Finland                        60
Conrad Scholtz Ltd                                      United Kingdom                100
Construcciones Y Estudios Industriales S.A.             Spain                         100
CPS Elektroniikka Oy                                    Finland                       100
Denver Process Equipment Ltd                            United Kingdom                100
Denver UK (Holdings) Ltd                                United Kingdom                100
Dorana Vierte Verwaltungs GmbH                          Germany                       100
Drowsy Sweden Holding AB                                Sweden                        100
Dynapac (UK) Ltd                                        United Kingdom                100
E-Metso Oy                                              Finland                       100
Etix (UK) Ltd                                           United Kingdom                100
Etix SA                                                 France                        100
Farros Blatter AG                                       Switzerland                   100
Fastighets Ab Svedala Arbra                             Finland                       100
Finbow Oy                                               Finland                       100
Goodwin Barsby Ltd                                      United Kingdom                100
Helser Services Inc.                                    United States                 100
Inmobiliria Los Retamos Ltda                            Chile                          80
Jamesbury de Mexico SA de CV                            Mexico                        100
Kalmar-AC of Columbus Inc                               United States                 100
Kato Cranes (UK) Ltd                                    United Kingdom                100
Kaukotalo Oy                                            Finland                       100
Kiinteisto Oy Kaarihalli                                Finland                       100
Kiinteisto Oy Levyhalli                                 Finland                       100
Lindemann (UK) Ltd                                      United Kingdom                100
Lindemann Recycling Equipment Co                        United States                 100
Lolab Verkstad AB                                       Sweden                        100

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
NAME                                                    COUNTRY OF INCORPORATION   OWNERSHIP %
----                                                    ------------------------   -----------
Loro & Parisini SpA                                     Italy                         100
Max Control Systems Espana S.L.                         Spain                         100
Max Control Systems India Pvt Ltd                       India                         100
Max Control Systems Ltd.                                United Kingdom                100
Metso (Asia-Pacific) Pte Ltd                            Singapore                     100
Metso Automation (ANZ) Pty Ltd                          Australia                     100
Metso Automation (Shanghai) Co. Ltd                     P.R. China                    100
Metso Automation A/S                                    Norway                        100
Metso Automation AB                                     Sweden                        100
Metso Automation BV                                     The Netherlands               100
Metso Automation Canada Ltd                             Canada                        100
Metso Automation Chile Ltda                             Chile                         100
Metso Automation Co Ltd                                 Thailand                      100
Metso Automation de Mexico S.A. de C.V.                 Mexico                        100
Metso Automation do Brasil Ltda                         Brazil                        100
Metso Automation Espana SA                              Spain                         100
Metso Automation FZE (Dubai)                            United Arab Emirates          100
Metso Automation GesmbH                                 Austria                       100
Metso Automation GmbH                                   Germany                       100
Metso Automation Holding BV                             The Netherlands               100
Metso Automation KK                                     Japan                         100
Metso Automation Korea Ltd                              South Korea                   100
Metso Automation Ltd                                    United Kingdom                100
Metso Automation Max Controls Inc.                      United States                 100
Metso Automation Networks Oy(1)                         Finland                       100
Metso Automation Oy                                     Finland                       100
Metso Automation Palvelut Oy(2)                         Finland                       100
Metso Automation Polska Sp. z o.o.                      Poland                        100
Metso Automation Portugal, Lda                          Portugal                      100
Metso Automation Projects Oy                            Finland                       100
Metso Automation Pte Ltd                                Singapore                     100
Metso Automation RSA (Pty) Ltd                          South Africa                  100
Metso Automation S.A.S.                                 France                        100
Metso Automation s.r.o.                                 Czech Republic                100
Metso Automation SA NV                                  Belgium                       100
Metso Automation SCADA  Solutions AG                    Switzerland                   100
Metso Automation SCADA Solutions Inc.                   United States                 100
Metso Automation SCADA Solutions Ltd(2)                 Canada                        100
Metso Automation SpA                                    Italy                         100
Metso Automation USA Inc                                United States                 100
Metso Canada Ltd                                        Canada                        100
Metso Capital Oy                                        Finland                       100
Metso Captive Insurance Limited                         United Kingdom                100
Metso Chemical Pulping Oy                               Finland                       100
Metso Company USA Business Trust                        United States                 100
Metso Concrete SnC                                      France                        100

NAME                                                    COUNTRY OF INCORPORATION   OWNERSHIP %
----                                                    ------------------------   -----------
Metso Construction Equipment AB                         Sweden                        100
Metso Control CAD Oy                                    Finland                       100
Metso Drives AB                                         Sweden                        100
Metso Drives GmbH                                       Germany                       100
Metso Drives Inc.                                       United States                 100
Metso Drives Ltd                                        Canada                        100
Metso Drives Oy                                         Finland                       100
Metso Dynapac (China) Co.                               P.R. China                    100
Metso Dynapac (France) SnC                              France                        100
Metso Dynapac (Tianjin) International Trading Co. Ltd   P.R. China                    100
Metso Dynapac AB                                        Sweden                        100
Metso Dynapac Construction Equipment Ltd                United Kingdom                100
Metso Dynapac GmbH                                      Germany                       100
Metso Dynapac HOES GmbH                                 Germany                       100
Metso Dynapac International AB                          Sweden                        100
Metso Endress+Hauser Oy                                 Finland                        90
Metso Engineering Oy                                    Finland                       100
Metso Field Systems Oy(1)                               Finland                       100
Metso Hydraulics Oy(3)                                  Finland                       100
Metso Lindemann GmbH                                    Germany                       100
Metso Lokomo Steels Oy                                  Finland                       100
Metso Minerals (Argentiina) S.A.                        Argentina                     100
Metso Minerals (Asia-Pacific) Pte Ltd                   Singapore                     100
Metso Minerals (Asia-Pacific) Pty Ltd                   Australia                     100
Metso Minerals (Australia) Ltd                          Australia                     100
Metso Minerals (Austria) GmbH                           Austria                       100
Metso Minerals (Belux) SA                               Belgium                       100
Metso Minerals (Canada) Ltd                             Canada                        100
Metso Minerals (Cappagh) Ltd                            United Kingdom                100
Metso Minerals (Chile) SA                               Chile                         100
Metso Minerals (Cisa) SA                                France                         51
Metso Minerals (Czech Republic) s.r.o.                  Czech Republic                100
Metso Minerals (Denmark) A/S                            Denmark                       100
Metso Minerals (Dordrecht) BV                           The Netherlands               100
Metso Minerals (Finland) Oy                             Finland                       100
Metso Minerals (France) S.A.S                           France                      99.99
Metso Minerals (Germany) GmbH                           Germany                       100
Metso Minerals (Ghana) Ltd                              Ghana                         100
Metso Minerals (Grenoble) SA                            France                        100
Metso Minerals (Hamburg) GmbH                           Germany                       100
Metso Minerals (Hong Kong) Ltd                          Hong Kong                     100
Metso Minerals (Hungary) Kft                            Hungary                       100
Metso Minerals (India) Pvt. Ltd                         India                         100
Metso Minerals (Irapuato) SA de CV                      Mexico                        100
Metso Minerals (Italy) SpA                              Italy                         100
Metso Minerals (Johannesburg) (Pty) Ltd                 South Africa                  100

NAME                                                    COUNTRY OF INCORPORATION   OWNERSHIP %
----                                                    ------------------------   -----------
Metso Minerals (Ketsch) GmbH                            Germany                       100
Metso Minerals (Kiruna) AB                              Sweden                        100
Metso Minerals (Kongsvinger) A/S                        Norway                        100
Metso Minerals (Lebanon) s.a.r.l.                       Lebanon                       100
Metso Minerals (Macon) S.A                              France                        100
Metso Minerals (Malaysia) Sdn Bhd                       Malaysia                      100
Metso Minerals (Matamata) Ltd                           New Zealand                   100
Metso Minerals (Mexico) SA de CV                        Mexico                        100
Metso Minerals (Middleboro) Inc                         United States                 100
Metso Minerals (Moers) GmbH                             Germany                       100
Metso Minerals (Mumbai) Private Ltd                     India                         100
Metso Minerals (Netherlands) BV                         The Netherlands               100
Metso Minerals (New Delhi) Private Ltd                  India                         100
Metso Minerals (New Zealand) Ltd                        New Zealand                   100
Metso Minerals (Oslo) A/S                               Norway                        100
Metso Minerals (Peru) SA                                Peru                          100
Metso Minerals (Philippines) Inc.                       Philippines                   100
Metso Minerals (Poland) Sp. z o.o.                      Poland                        100
Metso Minerals (Portugal) Lda                           Portugal                      100
Metso Minerals (Property) GmbH                          Germany                       100
Metso Minerals (Pyrotherm) Pty Ltd                      Australia                     100
Metso Minerals (Sala) AB                                Sweden                        100
Metso Minerals (Singapore) Pte Ltd                      Singapore                     100
Metso Minerals (Skelleftea) AB                          Sweden                        100
Metso Minerals (South Africa) Pty Ltd                   South Africa                  100
Metso Minerals (Sweden) AB                              Sweden                        100
Metso Minerals (Switzerland) AG                         Switzerland                   100
Metso Minerals (Tampere) Oy                             Finland                       100
Metso Minerals (Thailand) Co. Ltd                       Thailand                      100
Metso Minerals (Tianjin) Co. Ltd                        P.R. China                    100
Metso Minerals (Tournan) SnC                            France                        100
Metso Minerals (Trelleborg) AB                          Sweden                        100
Metso Minerals (Trellex) SA                             France                        100
Metso Minerals (UK) Ltd                                 United Kingdom                100
Metso Minerals (Wear Protection) Ltd                    Australia                     100
Metso Minerals (Yugoslavia) Ltd                         Serbia                        100
Metso Minerals (Zambia) Ltd                             Zambia                        100
Metso Minerals (Zimbabwe) PVT Ltd                       Zimbabwe                      100
Metso Minerals Canada Inc.                              Canada                        100
Metso Minerals Chilean Holding Co.                      Chile                         100
Metso Minerals Dis Ticaret Limited Sirketi              Turkey                       99.8
Metso Minerals Espana SA                                Spain                         100
Metso Minerals Europa Holding AB                        Sweden                        100
Metso Minerals Holding (Germany) GmbH                   Germany                       100
Metso Minerals Holding AB                               Sweden                        100
Metso Minerals Holdings Inc                             United States                 100

NAME                                                    COUNTRY OF INCORPORATION   OWNERSHIP %
----                                                    ------------------------   -----------
Metso Minerals Industries Inc.                          United States                 100
Metso Minerals International B.V.                       The Netherlands               100
Metso Minerals Investment Holdings (SA)(Pty) Ltd        South Africa                  100
Metso Minerals Japan Co. Ltd                            Japan                         100
Metso Minerals Manufacturing Canada Inc                 Canada                        100
Metso Minerals Middle East (Cyprys) Ltd                 Cyprus                        100
Metso Minerals Oy                                       Finland                       100
Metso Minerals Pty Ltd                                  Australia                     100
Metso Minerals Reedrill (Australia) Pty Ltd             Australia                     100
Metso Minerals Skega Pty Ltd                            Australia                     100
Metso Minerals Systems AB                               Sweden                        100
Metso Minerals Vantaa Oy                                Finland                       100
Metso Minerals Vibratechnique SnC                       France                        100
Metso ND Engineering (Pty) Ltd                          South Africa                  100
Metso Panelboard GmbH                                   Germany                       100
Metso Panelboard Ltd                                    New Zealand                   100
Metso Panelboard Oy                                     Finland                       100
Metso Paper (ANZ) Pty. Ltd.                             Australia                     100
Metso Paper (Thailand) Co., Ltd                         Thailand                      100
Metso Paper (Wuxi) Co. Ltd                              P.R. China                    100
Metso Paper AG                                          Switzerland                   100
Metso Paper Automation Oy(1)                            Finland                       100
Metso Paper Brasil Ltda                                 Brazil                        100
Metso Paper Como S.p.A.                                 Italy                         100
Metso Paper Czech Republic s.r.o.                       Czech Republic                100
Metso Paper Deutschland GmbH                            Germany                       100
Metso Paper GesmbH                                      Austria                       100
Metso Paper GmbH                                        Germany                       100
Metso Paper Gorizia S.p.A.                              Italy                         100
Metso Paper GTU GmbH                                    Germany                       100
Metso Paper Karlstad AB                                 Sweden                        100
Metso Paper KK.                                         Japan                         100
Metso Paper Korea Inc.                                  South Korea                   100
Metso Paper Limited                                     United Kingdom                100
Metso Paper Ltd                                         Canada                        100
Metso Paper Manufacturing AB                            Sweden                        100
Metso Paper Oy                                          Finland                       100
Metso Paper S.A.                                        Spain                         100
Metso Paper S.A.                                        Chile                         100
Metso Paper SAS                                         France                        100
Metso Paper Service (ANZ) Pty. Ltd                      Australia                     100
Metso Paper Service SA                                  France                        100
Metso Paper Skandinavien AB                             Sweden                        100
Metso Paper South Africa (Pty) Ltd                      South Africa                  100
Metso Paper SP z.o.o.                                   Poland                        100
Metso Paper Sundsvall AB                                Sweden                        100

NAME                                                    COUNTRY OF INCORPORATION   OWNERSHIP %
----                                                    ------------------------   -----------
Metso Paper Turku Works Oy                              Finland                       100
Metso Paper USA Inc.                                    United States                 100
Metso Paper Valkeakoski Oy                              Finland                       100
Metso Paper ZAO                                         Russia                        100
Metso PaperChem GmbH                                    Germany                       100
Metso PaperChem Oy                                      Finland                       100
Metso Positioner Manufacturing Oy                       Finland                       100
Metso Powdermet AB                                      Sweden                        100
Metso Powdermet Oy                                      Finland                       100
Metso Refiner Segments AB                               Sweden                        100
Metso S.A.                                              France                        100
Metso Screen Plates AB                                  Sweden                        100
Metso Svenska AB                                        Sweden                        100
Metso TJ Holding AB(4)                                  Sweden                        100
Metso USA Inc.                                          United States                 100
Metso Valve Manufacturing Oy                            Finland                       100
Metso Woodhandling Oy                                   Finland                       100
Midi Machinery SA                                       Switzerland                   100
Neles Automation AG                                     Switzerland                   100
Neles Automation CA                                     Venezuela                     100
Neles Controls Ltd                                      United Kingdom                100
Neles-Jamesbury de Mexico S.A. de C.V.                  Mexico                        100
Neles-Jamesbury Inc.                                    United States                 100
Nordberg Italy Srl                                      Italy                         100
Nordberg Mills (Sweden) AB                              Sweden                        100
Norsalta Ltd                                            United Kingdom                100
Orion Pumps Ltd                                         United Kingdom                100
Oulun Kumitehdas Oy                                     Finland                       100
Oy Skega AB                                             Finland                       100
Pinaltek Oy                                             Finland                        60
Porin Hallintopalvelut Oy                               Finland                       100
Prodex AB                                               Sweden                        100
PT Metso Automation                                     Indonesia                     100
PT Metso Paper Indonesia Ltda                           Indonesia                     100
Qualico Prozessuberwachungssysteme GmbH                 Germany                       100
Roval S.A.R.L.                                          France                        100
Sako Kiinteistot Oy                                     Finland                       100
Sala (UK) Ltd                                           United Kingdom                100
Scandinavian Mill Service A/S                           Norway                        100
Scandinavian Mill Service AB                            Sweden                        100
Scandinavian Mill Service Oy                            Finland                       100
Skega Ltd                                               United Kingdom                100
Skega South Africa Pty Ltd                              South Africa                  100
StoneL Corporation                                      United States                 100
Sunds Defibrator Control Systems AB                     Sweden                        100
Sunds Defibrator Norden AB                              Sweden                        100

NAME                                                    COUNTRY OF INCORPORATION   OWNERSHIP %
----                                                    ------------------------   -----------
Svedala (Malaysia) Sdn Bhd                              Malaysia                      100
Svedala (Philippines) Inc                               The Philippines               100
Svedala Barmac Ltd                                      United Kingdom                100
Svedala de Mexico SA de CV                              Mexico                        100
Svedala Faco Ltda                                       Brazil                        100
Svedala Holding SA de CV                                Mexico                        100
Svedala Inc                                             United States                 100
Svedala International AB                                Sweden                        100
Svedala Lindemann Ltd                                   United Kingdom                100
Svedala LMV UK Ltd                                      United Kingdom                100
Svedala Loro Parisini SA                                France                        100
Svedala Ltd                                             United Kingdom                100
Svedala Ltda                                            Brazil                        100
Svedala Manufacturing Sdn Bhd                           Malaysia                      100
Svedala MFG SA de CV                                    Mexico                        100
Svedala Mining Supplies Pte Ltd                         Singapore                     100
Svedala Norden AB                                       Sweden                        100
Svedala Oberlander GmbH                                 Germany                       100
Svedala Services Inc                                    United States                 100
Svedala Singapore Pte Ltd                               Singapore                     100
Svedala Treasury SA                                     Switzerland                   100
Tidco Croft Ltd                                         United Kingdom                100
Trellex Ltd                                             United Kingdom                100
Uhab AB                                                 Sweden                         81
Valmet (SEA) Pte. Ltd.                                  Singapore                     100
Valmet Atlas plc                                        United Kingdom                100
Valmet Automotive Oy                                    Finland                        90
Valmet Converting FraBeLux S.A.R.L.                     France                        100
Valmet Converting Iberica S.A.                          Spain                         100
Valmet Converting Inc.                                  United States                 100
Valmet Converting PLC                                   United Kingdom                100
Valmet Defibrator A/S                                   Norway                        100
Valmet Dura Oy                                          Finland                        60
Valmet Dura USA Inc.                                    United States                  60
Valmet Flootek AB                                       Sweden                        100
Valmet General Ltd                                      United Kingdom                100
Valmet Panelhandling Oy                                 Finland                       100
Valmet Rotomec S.p.A                                    Italy                         100
Valmet Trading Co., Ltd (Shanghai)                      P.R. China                    100
Valvcon Corporation                                     United States                 100
VVN Solutions GmbH                                      Germany                        51
W.S.Tyler Inc.                                          United States                 100
Weda Pump (UK) Ltd                                      United Kingdom                100
ZAO Metso Minerals (CIS)                                Russia                        100
ZAO Metso Minerals (Leasing CIS)                        Russia                        100
ZAO Metso Minerals (Rus DC)                             Russia                        100
ZAO Metso Minerals (Ural)                               Russia                        100

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------------------------------------
(1)  Merged into Metso Automation Oy on January 1, 2003.
(2)  Sold on February 5, 2003.
(3)  Sold on January 17, 2003.
(4)  Sold on January 1, 2003.


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